SUBSCRIPTION AGREEMENT
THE SECURITIES DESCRIBED HEREIN AND TO BE ISSUED PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.
THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

ISSUERS:

SPARK ENERGY, INC.
12140 Wickchester Lane, Suite 100
Houston, Texas 77042

SPARK ENERGY HOLDINGS, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77042
Article I
Ladies and Gentlemen:
Retailco, LLC (“Subscriber”) understands that (i) Spark Energy, Inc., a corporation organized under the laws of Delaware (“Issuer 1”), is offering an aggregate of 900,000 shares of its Class B common stock, par value $0.01 per share (the “Issuer 1 Securities”) in a private placement and (ii) Spark Holdco, LLC, a limited liability company organized under the laws of the State of Delaware (“Issuer 2”) is offering an aggregate of up to 900,000 of its membership units (“Issuer 2 Securities”) in a private placement. Subscriber understands that each offering of Issuer 1 Securities and Issuer 2 Securities is being made without registration of the Issuer 1 Securities and Issuer 2 Securities under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act). The Issuer 1 Securities and Issuer 2 Securities may sometimes hereinafter be collectively referred to as the “Securities”.
1.Subscription. Subject to the terms and conditions hereof, Subscriber hereby irrevocably subscribes for the Securities for the aggregate purchase price of Eighteen Million and No/100 Dollars ($18,000,000.00) (the “Subscription Price”), which is payable as described in Section 4 hereof. Subscriber acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the “Subscription Agreement”).
2.    Acceptance of Subscription and Issuance of Securities. It is understood and agreed that each of Issuer 1 and Issuer 2 shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by Issuer 1 and Issuer 2 only when it is signed by a duly authorized officer of each of Issuer 1 and Issuer 2 and delivered to Subscriber at the Closing referred to in Section 3 hereof. Notwithstanding the foregoing, if either Issuer 1 or Issuer 2 rejects this Subscription, it shall be deemed that each of Issuer 1 and Issuer 2 have rejected same. Notwithstanding anything in this Subscription Agreement to the contrary, neither Issuer 1 nor Issuer 2 shall have any obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).
3.    The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of Issuer 1 on July 1, 2016, or at such other time and place as Issuer 1 may designate by notice to Subscriber.
4.    Payment for Securities. At the Closing, the Subscription Price shall be paid by Subscriber to Issuer 1 and Issuer 2 by wire transfer of immediately available funds or other means approved by Issuer 1 and Issuer 2 at or prior to the Closing. At the Closing Issuer 1 shall instruct its transfer agent to issue on behalf of Issuer 1 the Issuer 1 Securities to Subscriber and Issuer 2 shall issue the Issuer 2 Securities to Subscriber, each bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.
5.    Representations and Warranties of the Issuer 1. As of the Closing, Issuer 1 represents and warrants to and covenants with Subscriber that:

(a)    Issuer 1 is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct of its business as it is currently being conducted.
(b)    Issuer 1 has all requisite authority to sell the Issuer 1 Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by Issuer 1 hereunder, and such sale will not contravene any law, rule or regulation binding on Issuer 1 or any restriction applicable to Issuer 1.
(c)    The Issuer 1 Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.
6.    Representations and Warranties of the Issuer 2. As of the Closing, Issuer 2 represents and warrants to and covenants with Subscriber that:
(a)    Issuer 2 is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct of its business as it is currently being conducted.
(b)    Issuer 2 has all requisite authority to sell the Issuer 2 Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by Issuer 2 hereunder, and such sale will not contravene any law, rule or regulation binding on Issuer 2 or any restriction applicable to Issuer 2.
(c)    The Issuer 2 Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.
7.    Representations and Warranties of Subscriber. As of the Closing, Subscriber hereby represents and warrants to and covenants with Issuer 1 and Issuer 2 that:
(a)    General.
(i)    Subscriber has all requisite authority to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by Subscriber hereunder, and such purchase will not contravene any law, rule or regulation binding on Subscriber or any restriction applicable to Subscriber.
(ii)    Subscriber is duly formed and validly existing under the laws of Texas, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct of its business as it is currently being conducted.
(b)    Information Concerning Issuer 1 and Issuer 2.
(i)    Subscriber understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in Issuer 1’s most recent 10-K and in this Subscription Agreement. Subscriber represents that it is able to bear any loss associated with an investment in the Securities.
(ii)    Subscriber confirms that it is not relying on any communication (written or oral) of Issuer 1 or Issuer 2 or any of their respective affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by either Issuer 1, Issuer 2 or any of their respective affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that none of Issuer 1, Issuer 2 and any of their respective affiliates is acting or has acted as an advisor to Subscriber in deciding to invest in the Securities. Subscriber acknowledges that none of Issuer 1, Issuer 2 and any of their respective affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining Subscriber’s authority to invest in the Securities.
(iii)    Subscriber is familiar with the business and financial condition and operations of each of Issuer 1 and Issuer 2. Subscriber has had access to information concerning Issuer 1, Issuer 2 and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.
(iv)    Subscriber acknowledges that each of Issuer 1 and Issuer 2 has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering and that if either Issuer 1 or Issuer 2 abandons this private placement, such abandonment shall also be deemed abandoned by the other issuer. This Subscription Agreement shall thereafter have no force or effect and Issuer 1 and Issuer 2 shall return any previously paid Subscription Price of the Securities, without interest thereon, if paid by Subscriber prior to any such abandonment.
(v)    Subscriber understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.
(c)    Non-reliance.
(i)    Subscriber represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of either Issuer 1 or Issuer 2, as investment advice or as a recommendation to purchase the Securities, it being understood that any information and explanations related to the terms and conditions of the Securities and the other transaction documents made by either Issuer 1 or Issuer 2 shall not be considered investment advice or a recommendation to purchase the Securities.
(ii)    Subscriber confirms that neither Issuer 1 nor Issuer 2 has (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to Subscriber regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, Subscriber is not relying on the advice or recommendations of either Issuer 1 or Issuer 2 and Subscriber has made its own independent decision that the investment in the Securities is suitable and appropriate for Subscriber.
(d)    Status of Subscriber.
(i)    Subscriber has such knowledge, skill and experience in business, financial and investment matters that Subscriber is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of Subscriber’s own professional advisors, to the extent that Subscriber has deemed appropriate, Subscriber has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. Subscriber has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and Subscriber is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii)    Subscriber is an “accredited investor” as defined in Rule 501(a) under the Securities Act. Subscriber agrees to furnish any additional information requested by Issuer 1, Issuer 2 or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.
(e)    Restrictions on Transfer or Sale of Securities. As applies to Subscriber:
(i)    Subscriber is acquiring the Securities solely for Subscriber’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. Subscriber understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of Subscriber and of the other representations made by Subscriber in this Subscription Agreement. Subscriber understands that each of Issuer 1 and Issuer 2 is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.
(ii)    Subscriber understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that Subscriber may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom.
(iii)    Subscriber agrees: (A) that Subscriber will not sell, assign, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the Securities will bear a legend making reference to the foregoing restrictions; and (C) that none of Issuer 1, Issuer 2 and any of their respective affiliates shall be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.
(f)    Undertakings by Subscriber:
(i)    Subscriber shall approve the issuance and purchase of the Securities through a written consent of majority shareholder of Issuer 1 in a form reasonably satisfactory to Issuer 1 and in compliance with the requirements for shareholder approval of certain issuances of stock under the NASDAQ Listing Rules and Regulations (the “NASDAQ Rules”). Subscriber shall take all actions reasonably requested by Issuer 1 in order for Issuer 1 to comply with the NASDAQ Rules in connection with the transaction contemplated in this Agreement.
8.    Registration Rights. Issuer 1 does hereby grant unto Subscriber registration rights effective at the Closing as set forth in that certain Registration Rights Agreement set forth in Exhibit A attached hereto.
9.    Conditions to Obligations of Subscriber, Issuer 1 and Issuer 2. The obligations of Subscriber to purchase and pay for the Securities as set forth in this Subscription Agreement and of Issuer 1 and Issuer 2 to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of each of Issuer 1 and Issuer 2 contained in Section 5 and Section 6 hereof and of Subscriber contained in Section 7 hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.
10.    Obligations Irrevocable. Subject to the provisions of Section 3, the obligations of Subscriber shall be irrevocable.
11.    Legend. The Securities sold pursuant to this Subscription Agreement will be subject to the following legend in substantially the following form, whether physical securities are issued or are delivered in book-entry form:
“THE SECURITIES EVIDENCED BY THIS CERTIFICATE OR IN BOOK-ENTRY FORM HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE ISSURE 1 OR ISSUER 2, AS APPLICABLE, HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT

SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”
12.    Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.
13.    Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by Issuer 1, Issuer 2 or Subscriber without the prior written consent of the other parties.
14.    Waiver of Jury Trial. EACH OF ISSUER 1, ISSUER 2 AND SUBSCRIBER IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.
15.    Governing Law. This Subscription Agreement and the rights and duties of the parties arising out of this Agreement shall be governed by and construed, enforced, and performed in accordance with the laws of the State of Texas, as the same may be amended from time to time, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Texas.
16.    Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.
17.    Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. Delivery of an executed version of this Subscription Agreement by facsimile transmission, email or other electronic means shall be effective as delivery of a manually executed counterpart hereof.
18.    Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as a party shall have specified by notice in writing to the other parties):

If to the Issuer 1:            Spark Energy, Inc.
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    Chief Executive Officer

With a copy to:            Spark Energy, Inc.
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    General Counsel

If to Issuer 2:                Spark Holdco, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    Spark Energy, Inc.
Managing Member

If to Subscriber:            Retailco, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    Chief Executive Officer

With a copy to:            Retailco, LLC
12140 Wickchester Lane, Suite 100
Houston, Texas 77079
Attention:    General Counsel
19.    Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.
20.    Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive the acceptance of the subscription by Issuer 1 and Issuer 2 and the Closing.
21.    Notification of Changes. Each of Issuer 1, Issuer 2 and Subscriber hereby covenants and agrees to notify the other parties upon the occurrence of any event prior to the Closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of Issuer 1, Issuer 2 or Subscriber, as applicable, contained in this Subscription Agreement to be false or incorrect.
22.    Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement this third day of May, 2016.

SUBSCRIBER:

RETAILCO, LLC

By:    /s/ W. Keith Maxwell III
Name:    W. Keith Maxwell III
Title:    Chief Executive Officer

The offer to purchase Issuer 1 Securities as set forth above is confirmed and accepted by Issuer 1.

ISSUER 1:

SPARK ENERGY, INC.

By:    /s/ Nathan Kroeker
Name:    Nathan Kroeker
Title:    Chief Executive Officer

The offer to purchase Issuer 2 Securities as set forth above is confirmed and accepted by Issuer 2.

ISSUER 2:

SPARK HOLDCO, LLC

By:    Spark Energy, Inc., in its

capacity as Managing Member

By:    /s/ Nathan Kroeker
Name:    Nathan Kroeker
Title:    Chief Executive Officer

[Signature Page to Subscription Agreement]